FORM 8-K


                     SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):September 25, 2002


                    Structured Asset Mortgage Investments, Inc.
                 Mortgage Pass-Through certificates, Series 1998-9
              (Exact name of registrant as specified in its charter)



    Delaware               33-44658                      13-3633241
(State or other     Commission File Number)   (IRS Employer Identification No.)
 Jurisdiction of
 incorporation)



                 245 Park Avenue, New York, New York             10167
                (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (347) 643-1000



                          Not Applicable
Former name or former address,  if changed since last report.

Item 5.       Other Events.


     1. A distribution was made to the Certificateholders of the Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1998-9, on September 25, 2002. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated October 28, 1998, between and among Bear Stearns Mortgage Securities Inc., as Seller, Norwest Bank Minnesota, N.A. and as Master Servicer and Norwest Bank Minnesota, N.A., as Trustee.





Item 7.       Financial Statements and Exhibits.


      c)       Exhibits.


              (28.47) September 25, 2002 - Information on Distribution to
                                       Certificateholders.

SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                 Structured Asset Mortgage Investments Inc.
                                                     (Registrant)






Date:   October 15, 2002               By:   /S/Samuel Molinaro
                                               Samuel Molinaro
                                               Treasurer and Secretary

                                  Structured Asset Mortgage Investments, Inc.


                                                     FORM 8-K


                                                  CURRENT REPORT


Exhibit Index





Exhibit No.              Description


     (28.47)                  September 25, 2002 - Information on
                              Distribution to Certificateholders




             September 25, 2002 - INFORMATION ON DISTRIBUTION EXHIBIT 28.47
                                 TO CERTIFICATEHOLDERS



Structured Asset Mortgage Investments, Inc
Mortgage Pass-Through Certificates, Series 1998-9





                             Principal Amt.
                Original      Outstanding                                                                    Ending
 Certificate    Principal       Prior to       Interest      Interest       Principal        Total        Certificate
    Class        Amount       Distribution       Rate      Distribution   Distribution   Distribution       Balance
          IP         $78,275      $34,776.43      0.00000%          $0.00      $3,481.51      $3,481.51        $31,294.92
       1-A-1     167,900,000   65,171,594.20      6.25000%     339,435.39   7,795,847.16   8,135,282.55     57,375,747.04
       1-A-2       4,916,350               0      6.25000%              0              0           0.00              0.00
       1-A-3      19,878,450   19,878,450.00      6.25000%     103,533.59              0     103,533.59     19,878,450.00
         1-X               0               0      0.36235%      12,893.42              0      12,893.42              0.00
       1-B-1       3,379,300    3,212,364.59      6.25000%      16,731.07       4,403.14      21,134.21      3,207,961.45
       1-B-2         994,001      944,896.99      6.25000%       4,921.34       1,295.16       6,216.50        943,601.83
       1-B-3         496,900      472,353.44      6.25000%       2,460.17         647.45       3,107.62        471,705.99
       1-B-4         596,400      566,938.19      6.25000%       2,952.80         777.09       3,729.89        566,161.10
       1-B-5         198,800      188,979.40      6.25000%         984.27         259.03       1,243.30        188,720.37
       1-B-6         298,185      283,454.84      6.25000%       1,476.33         388.53       1,864.86        283,066.31
         R-1              50               0      6.25000%              0              0           0.00              0.00
         R-3              50               0      6.25000%              0              0           0.00              0.00
          PO      569,087.71      381,401.14      0.00000%              0       2,161.23       2,161.23        379,239.91
       2-A-1      21,000,000    9,476,317.47      6.12500%      48,368.70     631,076.01     679,444.71      8,845,241.46
       2-A-2     275,493,200  131,874,282.31      6.12500%     673,108.32   7,865,059.92   8,538,168.24    124,009,222.39
       2-A-3       1,105,000    1,105,000.00      6.12500%       5,640.10              0       5,640.10      1,105,000.00
       2-B-1       3,049,800    2,504,800.86      6.12500%      12,784.92      14,228.16      27,013.08      2,490,572.70
       2-B-2       1,524,900    1,252,400.43      6.12500%       6,392.46       7,114.08      13,506.54      1,245,286.35
       2-B-3         762,500      626,241.28      6.12500%       3,196.44       3,557.27       6,753.71        622,684.01
       2-B-4         610,000      500,993.03      6.12500%       2,557.15       2,845.82       5,402.97        498,147.21
       2-B-5         457,400      375,662.64      6.12500%       1,917.44       2,133.90       4,051.34        373,528.74
       2-B-6         457,561      375,796.44      6.12500%       1,918.13       2,134.66       4,052.79        373,661.78
           X               0               0      0.49522%      18,808.60              0      18,808.60              0.00
         R-2               0               0      6.12500%              0              0           0.00              0.00

       Total    $503,766,210    $239,226,704                   $1,260,081    $16,337,410    $17,597,491      $222,889,294



